UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 1, 2015

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)

Registrant's telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 1, 2015, Retail Opportunity Investments Corp. (“ROIC”), acting through a subsidiary held through Retail Opportunity Investments Partnership, LP, (the “Operating Partnership”), ROIC’s operating partnership, acquired the property known as Gateway Centre (“Gateway Centre”) located in San Ramon, California, from an unaffiliated third party, for approximately $42.5 million. Gateway Centre is approximately 110,000 square feet and is anchored by SaveMart (Lucky) Supermarket and Walgreens. The Company funded the acquisition of Gateway Centre using borrowings under its credit facility. Set forth in Item 9.01 is the financial statement prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Gateway Centre, which individually is not considered significant within the meaning of Rule 3-14.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired.

Gateway Centre

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and six months ended June 30, 2015 (Unaudited)
•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and six months ended June 30, 2015 (Unaudited)

(b) Pro Forma Financial Information for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2015 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c) Pro Forma Financial Information for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2015 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Financial statements and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: February 22, 2016	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

 Dated: February 22, 2016